Fourth Quarter 2015 Investor Presentation

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. 2

Over 175 banking, lending, financial services and insurance offices 3 Western 33% Northern 23% Portfolio Loans Central 23% Eastern 21% Western 44% Eastern 20% Total Deposits Central 23% Northern 13%

4 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

Nashville Memphis TENNESSEE Tupelo Jackson MISSISSIPPI Birmingham Huntsville Montgomery Atlanta GEORGIA ALABAMA Source: SNL Financial 5 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

Market Expansion Experience Since 2010

2010

FDIC-Assisted Transaction:
Crescent Bank and Trust
Jasper, GA
Assets: $1.0 billion

De novo expansion:
- ✓ Columbus, MS

2011

FDIC-Assisted Transaction:
American Trust Bank
Roswell, GA
Assets: $145 million

Trust Acquisition:
RBC (USA) Trust Unit
Birmingham, AL
Assets: $680 million

De novo expansion:
- ✓ Montgomery, AL
- ✓ Starkville, MS
- ✓ Tuscaloosa, AL

2012

De novo expansion:
- ✓ Maryville, TN
- ✓ Jonesborough, TN

2013

Whole Bank Transaction:
First M&F Corporation
Kosciusko, MS
Assets: $1.6 billion

De novo expansion:
- ✓ Bristol, TN
- ✓ Johnson City, TN

2015

Whole Bank Transaction:
Heritage Financial Group, Inc.
Albany, GA
Assets: $1.8 billion

Whole Bank Transaction Announcement:
KeyWorth Bank
Atlanta, GA
Assets: $390 million

RENASANT CORPORATION
6

7 Dec. 12 Dec. 13 Dec. 14 Sept. 15 Dec. 12 Dec. 13 Dec. 14 Sept. 15 Montgomery, AL 61,743 76,529 90,751 107,212 20,272 26,869 33,355 45,750 Tuscaloosa, AL 23,830 36,006 58,005 69,023 31,060 45,384 61,194 25,834 Columbus, MS 20,285 28,412 44,948 47,899 48,125 66,236 81,471 82,086 Starkville, MS 32,059 39,976 51,603 81,582 21,498 63,575 107,569 205,726 East Tennessee 47,805 146,097 179,603 207,272 13,158 69,613 101,526 90,406 Commercial Lines* 17,782 19,141 82,214 131,862 - 2,165 3,876 3,154 TOTAL 203,504 346,161 507,124 644,851 134,113 273,842 388,991 452,955 DepositsLoans * Commercial Banking Lines includes ABL, SBA, Factoring, Equipment leasing and Healthcare Groups

Pending Merger with KeyWorth Bank

9 Consideration 100% stock Fixed exchange ratio of 0.4494x(1) Price Per Share $15.00 Aggregate Value $58.7 million(2) Transaction Multiples(3) Price / Tangible Book – 137% Price / LTM Earnings – 21.0x Core Deposit Premium – 6.3% Options & Warrants Options and Warrants will be settled in cash Management KeyWorth’s CEO and COO (Jim Pope and Neil Stevens) will maintain senior positions with Renasant within the Atlanta market Required Approvals Customary regulatory approval, KeyWorth shareholder approval Expected Closing First quarter 2016 (1) Based on RNST’s 20 day average closing price as of October 19, 2015 of $33.38 (2) Aggregate value includes the value of options and warrants, which will be settled in cash (3) Transaction multiples based on aggregate transaction value, inclusive of value of options and warrants

10  Strategically Advantageous • Provides additional scale in the Atlanta MSA with $389 million in assets and a strong core deposit base • Branch footprint provides an increased presence in the attractive northern suburbs of Atlanta • Complementary cultures and business model consistent with Renasant • Ability to leverage KeyWorth’s management experience in market • Ability to expand KeyWorth’s current relationships with more comprehensive services  Financially Attractive • Accretive to first full year earnings per share (excluding transaction costs) • Immediately accretive to tangible book value per share • Estimated IRR of approximately 19% • Conservative cost saving assumptions (25% of non-interest expense) • Pro forma regulatory ratios remain above “well capitalized” guidelines  Lower risk opportunity • Key management of KeyWorth to remain with Renasant • Extensive due diligence process completed • Conservative credit culture with solid asset quality • Manageable asset size and branch network • Non-complex business lines that are easily integrated

Source: SNL Financial; Company (1) Represents assets and deposits of Renasant’s Atlanta franchise Pro Forma Atlanta Highlights Loans at 9/30/2015 ($Mil.) Deposits at 9/30/2015 ($Mil.) RNST(1) $345 $543 KeyWorth $250 $339 Total $595 $882 Pro Forma Atlanta MSA Franchise 11

12 Assumptions • Loan Mark • Credit: 3.0% • Cost Savings • 25% • Pre-Tax Merger Expenses • $7.4 million • Core Deposit Intangible • 1.0%, 10 year amortization • Revenue enhancements identified, none assumed in projections • Estimated closing in 1Q2016 Attractive Returns • Immediately accretive to EPS (excluding transaction costs) • Immediately accretive to tangible book value per share • Estimated IRR of approximately 19% Pro Forma Capital • Pro forma capital ratios are expected to remain well in excess of “well capitalized” minimums at close • Pro forma TCE ratio of approximately 7.5% at close

Over 175 banking, lending, financial services and insurance offices 13 Assets (2) $8.2 billion Gross Loans (2) $5.4 billion Deposits (2) $6.3 billion Pro Forma Highlights

14 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

• Managed deposit mix by emphasizing core deposit growth while allowing higher-priced, non-core deposits to erode • Significantly paid down high- cost borrowings • Restructured asset mix by redeploying excess cash levels into higher yielding investments and loans • Loan demand will drive deposit/funding growth going forward (in millions) 15 4,179 4,268 4,249 5,736 5,746 5,906 5,826 5,752 5,805 5,882 5,899 7,906 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Total Assets Deposits

2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Non- Acquired $2,242 $2,573 $2,886 $2,948 $3,097 $3,165 $3,268 $3,275 $3,408 $3,615 Acquired Covered* $339 $237 $182 $174 $167 $167 $143 $126 $121 $104 Acquired M&F - - $813 $746 $694 $694 $577 $553 $508 $1,558 Total Loans $2,581 $2,810 $3,881 $3,867 $3,958 $3,957 $3,988 $3,954 $4,037 $5,277 • Total loans increased $1.24 billion during the quarter • Non-acquired loans increased $207.6 M to $3.62 million during the quarter or 24% annualized • Company maintained strong pipelines throughout all markets which will continue to drive further loan growth $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Non-Acquired Acquired Covered Acquired M&F 16 *Covered loans are subject to loss-share agreements with FDIC

• Loans totaled $5.3B 32% of portfolio is acquired and carried at fair value • Owner occupied/C&I loans comprise 32% of the non covered loan portfolio Const 6% Land Dev 5% 1-4 Family 30% [CATEGOR Y NAME] 25% [CATEGOR Y NAME] 20% C&I 12% Consumer 2% Non-Covered Loans $5.16B 1-4 Family 42% Non Owner Occupied 30% Land Dev 9% C&I 3% Owner Occupied 16% Covered Loans $104M* 17

DDA 9% Other Int Bearing Accts 26% Time Deposits 37% Borrowed Funds 28% 4Q 2008 Cost of Funds 2.81% $3.28B DDA 19% Other Int Bearing Accts 50% Time Deposits 23% Borrowed Funds 8% 3Q 2015 $6.8B Cost of Funds .33% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2009 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 Non Interest Bearing Demand Deposits • Non-interest bearing deposits represent 20% of deposits, up from 12% at year end 2008 • Time deposits totaling $279M at WAR of 61 bps will be maturing during 3Q15 with the current repricing rate between 35-40 bps • Less reliance on borrowed funds Borrowed funds as a percentage of funding sources declined from 28% at year end 2008 to 8% at the end of 3Q15 18

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Marg in Y ie ld /C os t Yield on Earning Assets Cost of Funds Margin 2011 2012 2013 2014 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net Interest Income 129,077 133,338 157,201 202,629 49,971 52,169 50,473 50,016 48,842 51,670 68,680 Net Interest Margin 3.77% 3.94% 3.96% 4.12% 4.04% 4.24% 4.12% 4.09% 4.03% 4.17% 4.09% Yield on Earning Assets 4.92% 4.67% 4.53% 4.58% 4.53% 4.72% 4.58% 4.53% 4.45% 4.57% 4.42% Cost of Funds 1.11% 0.72% 0.57% 0.47% 0.48% 0.48% 0.47% 0.45% 0.43% .40% .33% 19

25% 7% 33% 9% 18% 8% 3Q15 $32.1M Svc Chgs Insurance Mtg Gains Wealth Mgmt Fees & Comm Other • Diversified sources of noninterest income Less reliant on NSF • Opportunities for growing Non Interest Income Expansion of Trust Division Wealth Management Services into larger, metropolitan markets Expansions within our de novo operations Expansion of the Mortgage Division within new markets Fees derived from higher penetration and usage of debit cards and deposit charges *Non interest income excludes gains from securities transactions and gains from acquisitions 39% 6% 11% 5% 27% 12% 1Q08 $13.9M Svc Chgs Insurance Mtg Gains Wealth Mgmt Fees & Comm Other - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 4Q12 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Non Interest Income* 20

• Continued focus on managing noninterest expenses and improving efficiency • Provided resources for nine de novo expansions since 2010 • Fluctuations in mortgage loan expense driven by higher mortgage production • Incurred merger related expenses during 2010, 2011, 2013, 2014 and 2015 21 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income

22 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

 Non-acquired NPAs approaching pre-credit cycle levels. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2009 2010 2011 2012 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Non-Acquired Acquired Covered Acquired 75 22 As a percentage of total assets 83 23 Non- Acquired Acquired Covered Acquired NPL’s $15.2M $7.4M $24.6M ORE $13.9M $3.2M $19.2M Total NPA’s $29.1M $10.6M $43.8M 83 22

*Ratios excludes loans and assets acquired in connection with the First M&F & HBOS acquisitions or loss share transactions 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q12 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* • Net charge-offs Y-T-D totaled $3.2 million for 2015 compared to $8.2 million for 2014 • Provision for loan loss totaled $4.1 million for 2015 down from $5.1 million for 2014 Allowance for Loan Losses as % of Non-Acquired Loans* 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 2.07% 1.98% 1.72% 1.65% 1.63% 1.53% 1.41% 1.29% 1.29% 1.23% 1.17% 24

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2008 2009 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 39.9 50.0 53.8 57.2 30.1 19.2 19.7 20.8 26.3 20.2 18.9 21.1 22.5 48.5 24.1 21.5 18.9 8.0 9.0 7.4 7.9 7.8 10.4 12.1 6.4 7.2 NPLs 30-89 Days Continued Improvement NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* • Loans 30-89 days past due have remained at the lowest level since 2006 • NPL’s to total loans were 0.42% 25 *Ratios excludes loans and assets acquired in connection with the M&F acquisition or loss share transactions

26 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 2009 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Tangible Common Equity Ratio Renasant Capital 2009 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Tangible Common Equity 6.34% 6.76% 7.35% 7.71% 6.64% 6.68% 7.00% 7.37% 7.52% 7.65% 7.78% 7.40% Leverage 8.68% 8.97% 9.44% 9.86% 8.68% 8.56% 8.91% 9.31% 9.53% 9.75% 9.70% 8.88% Tier 1 Risk Based 11.12% 13.58% 13.32% 12.74% 11.41% 11.55% 11.82% 12.28% 12.45% 12.45% 12.52% 11.28% Total Risk Based 12.37% 14.83% 14.58% 14.00% 12.58% 12.72% 12.96% 13.43% 13.54% 13.50% 13.54% 12.05% Tier 1 Common Equity N/A N/A N/A N/A N/A N/A N/A N/A N/A 10.34% 10.44% 9.77% • Maintained dividend throughout economic downturn • Regulatory capital ratios are above the minimum for well-capitalized classification • Capital level positions the Company for future growth and geographic expansion • Did not participate in the TARP program 27

28  $7.9B franchise well positioned in attractive markets in the Southeast  Pending merger with Keyworth will add $400M in assets, $339M in deposits, $250M in loans and 4 branches in Atlanta MSA  Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business Opportunity for further profitability improvement Organic loan growth  Core deposit growth  Revenue growth Declining credit costs  Strong capital position  Consistent dividend payment history

Appendix 29

 Birmingham leads the state in the health care industry with an annual payroll of approximately $2.9 billion, followed by Huntsville with $998 million  Honda, Hyundai, Mercedes-Benz increasingly large presence  Recent merger with HBOS added approximately $90.0 million in loans, $141 million in deposits and 9 branches 13.4% 0.3% 0.6% 1.4% 0.6% 17.4% 7.4% 8.3% 0.7% 0.0% 5.0% 10.0% 15.0% 20.0% C ha m be rs , A L Je ffe rs on , A L Le e, A L M ad is on , A L M on tg om er y, A L M or ga n, A L Sh el by , A L Ta lla de ga , A L Tu sc al oo sa , A L Montgomery Huntsville Birmingham 30 Deposit Market Share by County – Top 5 Presence in 4 of 9 counties 3 4 4 2 Deposit Market Share Rank 16 17 14 14 14 Alabama Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $22,262 24.4% 236 2 Banco Bilbao Vizcaya Argentaria SA 11,828 13.0 89 3 Wells Fargo & Co. 8,921 9.8 139 4 Synovus Financial Corp. 3,922 4.3 41 5 BB&T Corp. 3,465 3.8 88 6 ServisFirst Bancshares Inc. 3,326 3.6 11 7 PNC Financial Services Group Inc. 2,922 3.2 69 8 Cadence Bancorp LLC 2,038 2.2 25 9 Trustmark Corp. 1,325 1.5 41 10 Bryant Bank 1,135 1.2 14 15 Renasant Corp. 866 1.0 21 RNST Branches

2.8% 2.6% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% Al ac hu a, FL Co lu m bi a, FL M ar io n, FL  Entered the Florida market through the acquisition of Heritage Financial Group, Inc. (Nasdaq: HBOS), which closed on 7/1/15  Moved into FL with 8 full-services branches along I-75  Florida has the 19th largest economy in the world, if it were a country  Publix Super Markets, Southern Wine & Spirits, and JM Family Enterprises are all headquartered in Florida  Florida projected population growth is approximately 6.0% compared to the national average of 3.7% 31 Deposit Market Share by County – Top 5 Presence in 0 of 3 counties Deposit Market Share Rank 9 Florida Deposit Market Share 6 8 Source: SNL Financial Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $97,951 20.0% 580 2 Wells Fargo & Co. 75,101 15.3 652 3 SunTrust Banks Inc. 46,343 9.5 492 4 JPMorgan Chase & Co. 24,929 5.1 394 5 Regions Financial Corp. 19,299 3.9 353 6 BB&T Corp. 16,892 3.4 325 7 EverBank Financial Corp 16,601 3.4 12 8 Citigroup Inc. 16,114 3.3 55 9 BankUnited Inc. 12,510 2.6 96 10 Toronto-Dominion Bank 10,865 2.2 156 101 Renasant Corp. 286 0.1 8 Jacksonville Miami Tampa Orlando Tallahassee RNST Branches 10 10 95 Gainesville Ocala

11.0% 7.6% 1.1% 13.3% 0.5% 5.3% 18.6% 0.4% 15.9% 26.7% 2.3% 0.4% 1.8% 27.5% 9.2% 2.5% 0.0% 13.3% 9.7% 0.7% 14.2% 0.0% 8.0% 16.0% 24.0% 32.0% Ap plin g, G A Bar tow , G A Bib b, G A Bu lloc h, G A Ch ath am , G A Ch ero kee , G A Co ok, GA De Ka lb, GA Do ugh erty , G A Eff ing ham , G A For syt h, G A Ful ton , G A Gw inn ett, GA Jeff Da vis , G A Lee , G A Low nd es, GA Mu sco gee , G A Pic ken s, G A Tat tna ll, G A Tro up, GA Wo rth , G A  Entered the North GA market through two FDIC loss share transactions  12 full-service locations  Expanded services include mortgage and wealth management personnel  Grew GA presence by completing acquisition of Heritage Financial Group, Inc. ($1.7 billion in assets)  Added 20 full-service branches and 4 mortgage offices  Significantly ramps up our mortgage division  Enhanced GA presence by pending acquisition of KeyWorth Bank ($392 million in assets)  Approximately $250 million in loans, $339 million in deposits, and 4 full-service branches  Recently established an asset based lending division headquartered in Atlanta 32 Deposit Market Share by County – Top 5 Presence in 11 of 21 counties 5 6 3 8 2 5 Deposit Market Share Rank 4 2 2 13 3 4 Georgia Deposit Market Share Source: SNL Financial RNST data pro forma for pending acquisition of KeyWorth Bank Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 SunTrust Banks Inc. $45,147 21.5% 245 2 Wells Fargo & Co. 33,477 15.9 284 3 Bank of America Corp. 31,657 15.0 183 4 Synovus Financial Corp. 12,978 6.2 118 5 BB&T Corp. 11,856 5.6 161 6 Regions Financial Corp. 6,205 3.0 131 7 United Community Banks Inc. 5,260 2.5 71 8 Bank of the Oza ks Inc. 4,444 2.1 74 9 State Bank Financial Corp. 2,795 1.3 26 10 PNC Financial Services Group Inc. 2,702 1.3 74 14 Renasant Corp. 1,763 0.8 3611 4 16 3 12 14 21 11 13 Atlanta Savannah Albany RNST Branches Acquired KeyWorth Branches

33 Deposit Market Share by County – Top 5 Presence in 23 of 27 counties 5 1  Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late Q3 ‘11  Columbus Air Force Base trains 1/3 of the nation’s pilots, with an economic impact of $250 million  Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.  The Tupelo/Lee County  Recently completed a $12 million aquatic center and a $4 million expansion of the Elvis Presley Birthplace and Museum Hosts one of the largest furniture markets in the U.S.  Oxford, Tupelo and Columbus were noted by American Express as three of the best small towns in America for business 4 2 4 2 3 7 3 Deposit Market Share Rank 2 3 4 1 6 5 2 4 5 2 4 2 7 3 3 2 2 10 Mississippi Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $7,023 14.2% 138 2 Trustmark Corp. 6,864 13.9 129 3 BancorpSouth Inc. 5,295 10.7 98 4 Renasant Corp. 2,879 5.8 70 5 Hancock Holding Co. 2,856 5.8 39 6 BancPlus Corp. 2,049 4.1 59 7 Community Bancshares of Mississippi Inc. 2,020 4.1 35 8 Citizens National Banc Corp. 981 2.0 26 9 Planters Holding Co. 924 1.9 19 10 BankFirst Capital Corp. 777 1.6 11 7.9% 51.6% 9.0% 30.2% 5.6% 46.9% 24.2% 6.0% 16.7% 0.6% 11.9%10.8% 41.1% 7.3%8.3% 24.2% 9.8% 5.3% 23.3% 9.9% 28.7%28.0% 5.1% 11.5%10.4% 28.1% 20.9% 0.0% 15.0% 30.0% 45.0% 60.0% Alc orn , M S Atta la, M S Boli var, MS Cal hou n, M S Chi cka saw , MS Cho ctaw , MS Cla y, M S Des oto, MS Gre nad a, M S Hin ds, MS Hol mes , MS Lafa yett e, M S Lee , MS Low nde s, M S Mad ison , MS Mo nro e, M S Mo ntg ome ry, M S Nes hob a, M S Okt ibbe ha, MS Pan ola, MS Pon toto c, M S Pre ntis s, M S Ran kin, MS Tish om ingo , MS Uni on, MS Win ston , MS Yal obu sha , MS RNST Branches Tupelo Jackson

2.3% 10.4% 1.3% 1.2% 0.8% 1.3% 2.1% 0.6% 0.0% 3.0% 6.0% 9.0% 12.0% Bl ou nt , T N Cr oc ke tt, T N Da vi ds on , T N Sh elb y, T N Su lli va n, T N Su m ne r, TN W as hi ng to n, T N W ill iam so n, T N  Our Tennessee Operations  The Knoxville/Maryville MSA location opened in late Q2 ‘12  East Tennessee operations currently have 4 full-service branches, $207 million in loans and $90 million in deposits  New lending teams added in both Memphis and Nashville during 2013  New Healthcare Lending Group added in Nashville during 2015  Tennessee ranked 7th best state to do business, per Area Development magazine Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength Unemployment rate continues to improve declining to 5.7% from 6.6% on a Y-O-Y basis. 34 Deposit Market Share by County – Top 5 Presence in 1 of 8 counties Deposit Market Share Rank 3 12 15 14 18 9 Tennessee Deposit Market Share Deposits Market Rank Institution ($mm) Share Branches 1 First Horizon National Corp. $17,958 13.7% 167 2 Regions Financial Corp. 17,635 13.4 239 3 SunTrust Banks Inc. 13,617 10.4 146 4 Bank of America Corp. 10,537 8.0 59 5 Pinnacle Financial Partners Inc. 6,389 4.9 44 6 U.S. Bancorp 2,711 2.1 104 7 BB&T Corp. 2,480 1.9 49 8 First South Bancorp Inc. 2,103 1.6 49 9 Wells Fargo & Co. 1,742 1.3 19 10 Wilson Bank Holding Co. 1,709 1.3 25 22 Renasant Corp. 809 0.6 15 14 22 Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15  In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs Nashville housing sales increased 17.6% Y-O-Y The median home price increased approximately 5.8% on a Y-O-Y basis  The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store to open in 2015 Electrolux has begun the hiring of some 1,200 workers from its expansion announcement in 2010 Nashville Knoxville Memphis RNST Branches 40

Company Profile Headquarters Johns Creek, GA Bank Established: 2007 Office Locations Johns Creek, GA Dunwoody, GA Duluth, GA Alpharetta, GA Source: SNL Financial Financial Highlights 35 2012 2013 2014 YTD 9/30 Balance Sheet ($M) Total Assets 348 366 384 392 Total Net Loans 180 211 240 250 Total Deposits 306 318 333 339 Tangible Common Equity 38 38 42 44 Profitability (%) ROAA 0.05 0.95 0.67 0.97 ROAE 0.36 8.78 6.26 8.58 Net Interest Margin 3.04 3.16 3.17 3.55 Capital Ratios (%) TCE / TA 10.94 10.26 10.93 11.27 Tier 1 Ratio 16.42 15.12 14.38 14.02 TRBC Ratio 17.67 16.37 15.63 15.12 Asset Quality (%) NPAs / Assets 1.74 0.32 1.56 0.36 NCOs / Avg Loans -0.05 0.03 0.03 0.00 LLRs / Gross Loans 1.72 1.61 1.50 1.38

Renasant will file a registration statement on Form S-4 that will include a proxy statement/prospectus, and other relevant documents concerning the proposed Keyworth Merger, with the SEC. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, KEYWORTH INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, KEYWORTH AND THE PROPOSED MERGER. When available, the proxy statement/prospectus will be mailed to shareholders of KeyWorth. Investors will also be able to obtain copies of the proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. 36

E. Robinson McGraw Chairman, President and Chief Executive Officer Kevin D. Chapman Executive Vice President and Chief Financial Officer 209 TROY STREET TUPELO, MS 38804-4827 PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM WWW.RENASANTBANK.COM 37